Exhibit 10.2

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Third Amended and Restated Credit Agreement (this “Amendment”) is made as of this 19th day of April, 2017, among CORESITE, L.P., a Delaware limited partnership (the “Borrower”), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”), on behalf of itself and certain other lenders (each a “Lender” and collectively, the “Lenders”) and the Lenders party thereto. Unless otherwise defined herein, terms defined in the Credit Agreement set forth below shall have the same meaning herein.

W I T N E S S E T H:

WHEREAS, the Borrower the Agent and the Lenders have entered into a certain Third Amended and Restated Credit Agreement dated as of June 24, 2015, as amended pursuant to that certain First Amendment to Third Amended and Restated Credit Agreement dated as of February 2, 2016 and that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of June 15, 2016 (as amended and in effect, the “Credit Agreement”); and

WHEREAS, the Borrower, the Agent and the Lenders have agreed to further amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the Credit Agreement is hereby amended as follows:

1.                                      The definition of “2014 Term Loan Agreement” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its stead:

2014 Term Loan Agreement.  That certain Term Loan Agreement dated as of January 31, 2014, as amended and restated by that certain Amended and Restated Term Loan Agreement dated as of April 19, 2017 by and among CoreSite, L.P., as borrower, and the Royal Bank of Canada, as administrative agent for itself and on behalf of other lenders and the lenders party thereto as amended, restated, extended, supplemented and otherwise modified from time to time and as refinanced and replaced from time to time, to the extent such refinancing or replacement is designated by Parent Borrower in writing to the Agent as a refinancing or replacement of the 2014 Term Loan Agreement.

2.                                      The following definitions are hereby deleted from Section 1.1 of the Credit Agreement:

CoreSite 900.  See § 5.3.

CoreSite 2901. See § 5.3.

CoreSite McCarthy. See § 5.3.

1

3.                                      The definition of “Senior Notes” in Section 1.1 of the Credit Agreement is hereby amended by deleting the “,” following “2023” and adding the following new clause thereto “and Parent Borrower’s $175,000,000 aggregate principal amount of 3.91% Senior Notes due 2024, each”.

4.                                      The definition of “Subsidiary Guarantors” in Section 1.1 of the Credit Agreement is hereby amended by deleting  “CoreSite Real Estate 900 N. Alameda, L.L.C., a Delaware limited liability company, CoreSite Real Estate 2901 Coronado, L.L.C., a Delaware limited liability company, CoreSite Real Estate 1656 McCarthy, L.L.C., a Delaware limited liability company,” and replacing it with “CoreSite Real Estate 900 N. Alameda, L.P., a Delaware limited partnership, CoreSite Real Estate 2901 Coronado, L.P., a Delaware limited partnership, CoreSite Real Estate 1656 McCarthy, L.P., a Delaware limited partnership,”.

5.                                      Section 4.4(c) of the Credit Agreement shall be amended by (i) adding “W-8BEN-E,” in section (x) after “Internal Revenue Service Form W-8BEN,” and (ii) adding “or W-8BEN-E” in section (y) after “Internal Revenue Service Form W-8BEN” in both instances.

6.                                      Section 5.3 of the Credit Agreement shall be amended by deleting the proviso “Without limiting the foregoing, each of CoreSite Real Estate 1656 McCarthy, L.L.C. (“CoreSite McCarthy”), CoreSite Real Estate 2901 Coronado, L.L.C. (“CoreSite 2901”) and CoreSite Real Estate 900 N. Alameda, L.L.C. (“CoreSite 900”) may transfer any Eligible Real Estate currently owned by such entities to any Subsidiary of such entities, and upon any such transfer, such Subsidiary shall become a Subsidiary Guarantor pursuant to the terms and documentation required under this Section 5.3.”

7.                                      Section 5.4 of the Credit Agreement shall be amended by deleting the proviso “In addition to the foregoing, upon the transfer of any Eligible Real Estate owned by any of CoreSite McCarthy, CoreSite 2901 or CoreSite 900 to a Subsidiary of any of such entities as provided in Section 5.3 above, upon the joinder of such Subsidiary as a Subsidiary Guarantor as provided pursuant to the terms of Section 5.3 above, CoreSite McCarthy, CoreSite 2901 or CoreSite 900, as applicable, shall be automatically released from its obligations under the Guaranty and shall no longer be a Subsidiary Guarantor.”

8.                                      Section 8.7(a) of the Credit Agreement shall be amended by adding “or Treasury Regulations Section 1.337(d)-7” after “Treasury Regulations Section 1.337(d)-6”.

9.                                      Representations and Warranties.

(a)                                 The Loan Parties hereby represent, warrant and covenant with Agent and Lenders that, as of the date hereof:

(i)                                     All representations and warranties made in the Credit Agreement and other Loan Documents remain and continue to be true and correct in all material respects, except to the extent that such representations and warranties expressly refer to an earlier date.

(ii)                                  To the knowledge of the Loan Parties, there exists no Default or Event of Default under any of the Loan Documents.

2

10.                               This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment.  The Borrower hereby ratifies, confirms and reaffirms all of the terms and conditions of the Credit Agreement, and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment.

11.                               Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

12.                               This Amendment shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, New York General Obligations Law Section 5-1401.

[SIGNATURES ON FOLLOWING PAGE]

3

It is intended that this Amendment take effect as an instrument under seal as of the date first written above.

BORROWER:

CORESITE, L.P., a Delaware limited partnership, by its general partner, CoreSite Realty Corporation, a Maryland corporation

By:	/s/ Jeffrey S. Finnin
Name:	Jeffrey S. Finnin
Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature page to Third Amendment to Third Amended and Restated Credit Agreement

AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Jessica Lauerhass
Name:	Jessica Lauerhass
Title:	Assistant Vice President

KeyBank National Association
225 Franklin Street
Boston, Massachusetts 02110
Attention: Gregory W. Lane
Telephone:	617-385-6212
Facsimile:	617-385-6293

Signature page to Third Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Dennis Kwan
Name:	Dennis Kwan
Title:	Vice President

Signature page to Third Amendment to Third Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Kevin A. Stacker
Name:	Kevin A. Stacker
Title:	Senior Vice President

Signature page to Third Amendment to Third Amended and Restated Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Rina Kansagra
Name:	Rina Kansagra
Title:	Authorized Signatory

Signature page to Third Amendment to Third Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Brandon K. Fiddler
Name:	Brandon K. Fiddler
Title:	Senior Vice President

Signature page to Third Amendment to Third Amended and Restated Credit Agreement

REGIONS BANK

By:	/s/ John Fulton
Name:	John Fulton
Title:	AVP

Signature page to Third Amendment to Third Amended and Restated Credit Agreement

COBANK, ACB

By:	/s/ Jacqueline Bove
Name:	Jacqueline Bove
Title:	Vice President

Signature page to Third Amendment to Third Amended and Restated Credit Agreement

CITIBANK, N.A.

By:	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

Signature page to Third Amendment to Third Amended and Restated Credit Agreement

TORONTO DOMINION (TEXAS) LLC

By:	/s/ Lexanne Cooper
Name:	Lexanne Cooper
Title:	Authorized Signatory

Signature page to Third Amendment to Third Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ Jason Rinne
Name:	Jason Rinne
Title:	Director

Signature page to Third Amendment to Third Amended and Restated Credit Agreement